UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2024

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9151 East Panorama Circle, Centennial, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of the Notes

On August 21, 2024, Arrow Electronics, Inc. (the “Company”) issued and sold $500,000,000 in aggregate principal amount of its 5.150% notes due 2029 (the “Notes”) in a registered public offering pursuant to an effective Registration Statement on Form S-3 (File No. 333-277564) (the “Registration Statement”) filed with the Securities and Exchange Commission.

Indenture

The Notes were issued pursuant to the indenture, dated as of March 1, 2024 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the second supplemental indenture, dated as of August 21, 2024 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Base Indenture, the Second Supplemental Indenture and the form of the Note are filed as Exhibits 4.1, 4.2 and 4.3, respectively, and are each incorporated herein by reference. The Base Indenture, the Second Supplemental Indenture and the form of the Note are also filed with reference to, and are hereby incorporated by reference in, the Registration Statement.

Terms of the Notes

The Notes bear interest at a rate of 5.150% per annum, payable semiannually on February 21 and August 21 of each year, commencing on February 21, 2025, and mature on August 21, 2029. The Notes are redeemable at the Company’s option, in whole or in part, at any time and from time to time, at the applicable redemption price described in the Indenture. The Notes are the Company’s general unsubordinated and unsecured indebtedness, and are subject to usual and customary covenants, including restrictions on liens, sale/lease-back transactions and mergers, consolidations or sales of substantially all of the Company’s assets. Upon the occurrence of a Change of Control Triggering Event, as defined in the Indenture, the Company will be required to offer to purchase the Notes at 101% of their principal amount, plus accrued and unpaid interest to the date of purchase. The descriptions of the Indenture and the Notes herein are summaries and are qualified in their entirety by the terms of the Indenture and the Notes.

Item 8.01.	Other Events.

Underwriting Agreement

The Notes were sold pursuant to an Underwriting Agreement, dated as of August 12, 2024 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein. The Underwriting Agreement sets forth the terms and conditions pursuant to which the Company agreed to sell the Notes to the underwriters and the underwriters agreed to purchase the Notes from the Company for resale to the public in the offering.

The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Legal Opinion Letter

In connection with the offering, a legal opinion letter of Latham & Watkins LLP regarding the validity of the Notes is attached as Exhibit 5.1 hereto. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of August 12, 2024, by and among the Company and BofA Securities, Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC and Scotia Capital (USA) Inc., as representatives of the underwriters.
4.1	Indenture, dated as of March 1, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3 dated March 1, 2024, Commission File No. 333-277564).
4.2	Second Supplemental Indenture, dated as of August 21, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of 5.150% Note due 2029 (included in Exhibit 4.2).
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	August 21, 2024	By:	/s/ Carine L. Jean-Claude
		Name:	Carine L. Jean-Claude
		Title:	Senior Vice President, Chief Legal Officer and Secretary